Exhibit 99.9

Pro Forma Financial Information

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Statements (Introductory Note)	2
Unaudited Pro Forma Combined Balance Sheets as of June 30, 2006	3
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2005	4
Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2006	5
Notes to Unaudited Pro Forma Combined Financial Statements	6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of our acquisition of Hangson Limited (“Hangson”) contemplated under the Agreement and Plan of Share Exchange which was closed on October 20, 2006 (“Exchange Transaction”) on our historical financial position and our results of operations. We have derived our historical consolidated financial data as of and for the twelve months ended December 31, 2005 from our audited consolidated financial statements and unaudited condensed consolidated financial statements incorporated by reference herein. We have derived our historical consolidated financial data as of and for the six months ended June 30, 2006 from our audited consolidated financial statements and unaudited condensed consolidated financial statements incorporated by reference herein. We have derived Hangson’s historical consolidated financial data for the year ended December 31, 2005 from Hangson’s audited consolidated financial statements, and have derived Hangson’s historical consolidated financial data as of and for the six months ended June 30, 2006 from Hangson’s unaudited condensed consolidated financial statements, in each case, which are included elsewhere in this Form 8-K.

The unaudited pro forma combined statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 assume that the Exchange Transaction was consummated on January 1, 2005. The unaudited pro forma combined balance sheet as of June 30, 2006 assumes the Exchange Transaction was consummated on that date. The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Exchange Transaction occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Exchange Transaction.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical consolidated financial statements and related notes of us and Hangson.

ENDO NETWORKS, INC AND SUBSIDIARIES
- SUCCESSOR TO HANGSON LIMITED
PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 2006

	ENDO	Hangson	Pro Forma Adjustments [1]							Pro Forma
	(Unaudited)	(Unaudited)	[2]	[3]	[4]	[5]	[6]	[7]	[8]	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$331	$6,278,493			(425,000)	(75,000)		(331)		$5,778,493
Accounts receivable, net	134,030	708,168						(134,030)		708,168
Inventories	-	18,058								18,058
Amount due from a director	-	114,543								114,543
Deposits and prepaid expenses	63,018	98,139						(63,018)		98,139
Other receivables	-	382,523								382,523
Total current assets	197,379	7,599,924								7,099,924
NON-CURRENT ASSETS
Prepaid rental	-	22,263								22,263
Long-term loan to a related party	-	375,600								375,600
Intangible assets, net	-	587,682								587,682
Property, plant and equipment, net	333,961	349,033						(333,961)		349,033
Property held for sale	-	2,325,330								2,325,330

Total non-current assets	333,961	3,659,908								3,659,908
TOTAL ASSETS	$531,340	$11,259,832								$10,759,832
LIABILITIES AND STOCKHOLDERS' (DEFICIT) / EQUITY
CURRENT LIABILITIES
Current maturities of capital lease payable	$178,365	$-						(178,365)		-
Accounts payable, other payables and Accrued liabilities	902,503	503,658			(425,000)			(477,503)		503,658
Deposit receipt	-	500,800								500,800
Taxes payable	-	40,924								40,924
Total current liabilities	1,080,868	1,045,382								1,045,382
MINORITY INTEREST, net of $37,560 amount due from the minority interest	-	-								-
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Common stock	13,557	10,000	(5,772)	(5,559)			2,007	23,993	(10,000)	28,226
Additional paid-in capital	429,263	8,650,116	5,772	5,559			(2,007)	(891,813)	10,000	8,206,890
Statutory reserves	-	159,371								159,371
Accumulated other comprehensive income	116,480	206,090						(116,480)		206,090
(Accumulated deficit) Retained earnings	(1,108,828)	1,188,873				(75,000)		1,108,828		1,113,873
Total stockholders' (deficit) / equity	(549,528)	10,214,450								9,714,450
Total liabilities and stockholders' equity	$531,340	$11,259,832								$10,759,832

ENDO NETWORKS, INC AND SUBSIDIARIES
- SUCCESSOR TO HANGSON LIMITED
PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2005

	Endo		Hangson	Pro Forma Adjustments [1]	Pro Forma
	(Unaudited)		(Unaudited)	[7]	(Unaudited)
REVENUE	$1,504,557		$5,426,591	(1,504,557)	$5,426,591
COST OF GOOD SOLD	(724,910)		(4,417,584)	724,910	(4,417,584)
GROSS PROFIT	779,647		1,009,007		1,009,007
OPERATING EXPENSES
Selling expenses	-		(143,231)		(143,231)
General and administrative expenses	(926,300)		(475,938)	926,300	(475,938)
Total operating expenses	(926,300)		(619,169)		(619,169)
(LOSS) / INCOME FROM OPERATIONS	(146,653)		389,838		389,838
OTHER INCOME, net	-		452,854		452,854
(LOSS) / INCOME BEFORE INCOME TAXES	(146,653)		842,692		842,692
PROVISION FOR INCOME TAXES	-		-		-
NET (LOSS) / INCOME	(146,653)		842,692		842,692
OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	-		125,594		125,594
COMPREHENSIVE (LOSS) / INCOME	$(146,653)		$968,286		$968,286
Basic (loss)/ earnings per share	$(0.01)	[9]			$0.04
Weighted average number of common share outstanding	23,993,080	[10]			23,993,080

ENDO NETWORKS, INC AND SUBSIDIARIES
- SUCCESSOR TO HANGSON LIMITED
PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2006
	Endo		Hangson	Pro Forma Adjustments [1]		Pro Forma
	(Unaudited)		(Unaudited)	[5]	[7]	(Unaudited)
REVENUE	$384,597		$3,913,102		(384,597)	$3,913,102
COST OF GOOD SOLD	(154,417)		(2,929,615)		154,417	(2,929,615)
GROSS PROFIT	230,180		983,487			983,487
OPERATING EXPENSES
Selling expenses	-		(154,314)			(154,314)
General and administrative expenses	(607,984)		(171,317)		607,984	(171,317)
Total operating expenses	(607,984)		(325,631)			(325,631)
(LOSS) / INCOME FROM OPERATIONS	(377,804)		657,856			657,856
MERGER COST	-		-	(75,000)		(75,000)
OTHER INCOME, net	-		187,339			187,339
(LOSS) / INCOME BEFORE INCOME TAXES	(377,804)		845,195			770,195
PROVISION FOR INCOME TAXES	-		(104,304)			(104,304)
NET (LOSS) / INCOME	(377,804)		740,891			665,891
OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	-		80,496			80,496
COMPREHENSIVE (LOSS) / INCOME	$(377,804)		$821,387			$746,387
Basic (loss)/ earnings per share	$(0.02)	[9]				$0.03

Weighted average number of common share outstanding	23,993,080	[10]				23,993,080

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.
Because Hangson’s former owners have received the majority voting rights in the combined entity and Hangson’s senior management has been appointed to represent the majority of the senior management of the combined entity following the Exchange Transaction, the Exchange Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Endo Networks, Inc. (“Endo”, the legal acquirer) is considered the accounting acquiree and Hangson (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Hangson, with the assets and liabilities, and revenues and expenses, of Endo being included effective from the date of consummation of the Exchange Transaction. Endo is deemed to be a continuation of the business of Hangson. The outstanding stock of Endo prior to the Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.

2.	Reflects the share cancellation of 5,771,750 shares of Common Stock of the existing shareholders of Endo.

3.	Reflects the one-for-five reverse stock split of Common Stock of the existing shareholders of Endo.

4.	Reflects the payment of $425,000 by Hangson to Endo’s creditors to satisfy the obligations as set forth in the Exchange Agreement.

5.	Reflects the payment of $75,000 by Hangson to Viking Partners Inc. (“Viking”) as further compensation for Viking’s services.

6.	Reflects the issuance of 2,006,920 shares of Common Stock by Endo to Viking.

7.
Reflects the issuance of 23,993,080 shares of Common Stock by Endo (as legal acquirer) for the reverse acquisition of all issued and outstanding shares of capital stock of Hangson (as legal acquiree, but accounting acquirer), and the elimination of the pre-acquisition losses of Endo.

8.	Reflects the elimination of all issued and outstanding shares of capital stock of Hangson.

9.	The historical earnings per share is computed based on the historical income of Hangson as Hangson is considered the accounting acquirer and thus the predecessor.

10.	The weighted average number of shares used for computing the historical earnings per share is based on the number of shares issued in the reverse acquisition of Hangson by Endo.